Exhibit 10.17

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement, dated as of September 24, 2019 (this “Amendment”), is entered into by and between Novartis International Pharmaceutical AG, a corporation organized under the laws of Switzerland (“Novartis”), and Amplyx Pharmaceuticals, Inc., a corporation organized and existing under the laws of Delaware (“Company”). Novartis and Company are each referred to individually as a “Party” and together as the “Parties”. Except as otherwise expressly provided, capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the License Agreement (as defined below).

RECITALS

WHEREAS, the Parties entered into that certain License Agreement on August 26, 2019 (the “License Agreement”); and

WHEREAS, the Parties desire to amend the License Agreement to delete Exhibit C thereto and replace it with a new Exhibit C.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants set forth herein, for other good and valuable consideration and intending to be legally bound, the Parties hereby agree as follows:

1.	AMENDMENT

1.1	Exhibit C to the License Agreement is hereby deleted and replaced with the Exhibit C set forth in Annex A to this Amendment.

2.	MISCELLANEOUS

2.1	Scope of Amendment. Except as expressly set forth in this Amendment, the terms of the License Agreement shall remain in full force and effect.

2.2

Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Signatures provided by facsimile transmission or in Adobe Portable Document Format (.pdf) sent by electronic mail shall be deemed to be original signatures.

2.3

Governing Law and Jurisdiction. This Amendment will be governed by and construed under the laws of the State of New York, USA, without giving effect to the conflicts of laws provision thereof. The United Nations Convention on Contracts for the International Sale of Goods (1980) will not apply to the interpretation of this Amendment.

[Signature Page Follows]

Amendment No. 1 to License Agreement - Signature Page

IN WITNESS WHEREOF, the Parties, intending to be bound, have caused this Amendment to be executed and delivered by their duly authorized representatives.

NOVARTIS INTERNATIONAL PHARMACEUTICAL AG

By:	/s/ Simone Pfirter
Name:	Simone Pfirter
Title:	Authorized Signatory

By:	/s/ Charlotte Retzler
Name:	Charlotte Retzler
Title:	Authorized Signatory

AMPLYX PHARMACEUTICALS, INC.

By:	/s/ Ciara Kennedy
Name:	Ciara Kennedy
Title:	CEO

ANNEX A

EXHIBIT C

NOVARTIS PATENTS

[***]

Exhibit C - 1